Exhibit 99.1

Cash America Earnings Exceed Expectations in the Second Quarter and Dividend Declared

FORT WORTH, Texas--(BUSINESS WIRE)--July 23, 2009--Cash America International, Inc. (NYSE: CSH) reported that its net income for the second quarter ended June 30, 2009 was $16,607,000 (54 cents per share) and that it exceeded the top of its previously released expectations of its earnings per share for the second quarter of 2009. Lower losses on cash advance loans and rising pawn loan demand led to the improvement in earnings compared to expectations. Management had also projected that its earnings in the second quarter of 2009 would be below the prior year primarily due to regulatory changes impacting earnings in certain cash advance markets which contributed significant earnings in the prior year and because many of the Company’s customers would be without the economic stimulus checks issued by the Federal Government in the second quarter of 2008. The second quarter 2008 earnings were $20,137,000 (67 cents per share).

Total revenue during the second quarter of 2009 was $252.4 million, up slightly from $248.0 million in the second quarter of 2008, due to a 25% increase in finance and service charges on pawn loan balances year over year which offset lower levels of cash advance fees compared to the second quarter of 2008. Although revenue from merchandise disposition activities in the second quarter of 2009 achieved a nominal increase over the second quarter of 2008, lower gross profit margins contributed to a slight decrease in consolidated net revenue, which was consistent with expectations.

Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, “The recovery of pawn loan balances during the second quarter contributed to the Company exceeding our initial expectations. In addition, our efforts to moderate bad debt expense through more careful underwriting instituted late in 2008 led to lower losses on loans in our cash advance portfolio through the first half of fiscal 2009. Both of these factors are positive elements as we enter the final six months of 2009. We are also encouraged by increases in loan volume in our storefront cash advance business which has been challenged by lower yields due to regulatory changes in 2008 and 2009. It appears that we will have the opportunity to benefit from sustained loan demand to contribute to a successful second half of the year.”

For the first six months of fiscal year 2009, total revenue increased 4% to $520.5 million compared to $498.9 million for the same period in 2008. Cash America posted net income of $40,518,000 ($1.33 per share) for the first six months of fiscal year 2009 compared to $45,948,000 ($1.53 per share) for the same period in 2008.

Cash America will host a conference call to discuss the second quarter results on Thursday, July 23, at 7:45 AM CDT. A live web cast of the call will be available on the Investor Relations section of the Company’s corporate web site (http://www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company’s web site for 90 days following the conference call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on August 19, 2009 to shareholders of record on August 5, 2009.

Outlook for the Third Quarter of 2009 and Related Fiscal Year

Management believes that the opportunities for growth in revenue and earnings will be largely associated with the customer demand for the credit products provided by the Company, which take the form of pawn loans and short-term cash advances, and consumer spending on retail sales of unredeemed collateral. Other elements expected to affect the growth in revenue include the regulatory governance of loan products and the development and growth of new markets for the Company’s online distribution channel for cash advance products, as well as the continued growth of its pawn operations in Mexico. As the Company enters the third quarter of 2009, management anticipates that demand for the Company’s lending products will continue to be strong. Management believes that the revenue challenges facing the cash advance product, including the regulatory changes impacting markets that were profitable in 2008, such as Pennsylvania, Florida, Minnesota and Ohio, will become less of a factor in year over year comparisons in the second half of the year if loan demand increases for the cash advance product. Based on its views and on the preceding factors management expects the third quarter 2009 net income per share to be between 70 and 75 cents per share compared to 63 cents per share in the third quarter of 2008. In addition, management has decided to modify its full year 2009 estimates to a range of between $3.00 and $3.15 per share, compared to $2.70 per share in fiscal 2008.

About the Company

As of June 30, 2009, Cash America International, Inc. had 1,023 total locations offering specialty financial services to consumers, including 647 pawn lending locations (including 15 unconsolidated franchised units), consisting of 501 locations operating in 22 states in the United States under the names Cash America Pawn and SuperPawn, and 146 pawn lending locations, of which the Company is a majority owner, operating in 18 jurisdictions in central and southern Mexico under the name “Prenda Fácil.” In addition, the Company owns 248 cash advance storefront locations operating in six states in the United States under the names Cash America Payday Advance and Cashland, and 123 franchised and five company-owned check cashing centers operating in 16 states in the United States under the name “Mr. Payroll.” Additionally, as of June 30, 2009, the Company offered short-term cash advances over the Internet to customers in 32 states in the United States at http://www.cashnetusa.com, as well as in the United Kingdom at http://www.quickquid.co.uk and in Australia at http://www.dollarsdirect.com.au. The Company also owns a card services business that processes cash advances on behalf of a third-party lender with balances outstanding in all 50 states and two other jurisdictions in the United States.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:
http://www.cashamerica.com	http://www.cashnetusa.com
http://www.quickquid.co.uk	http://www.dollarsdirect.com.au
http://www.strikegoldnow.com	http://www.cashlandloans.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company’s cash advance customers, the actions of third parties who offer products and services to or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of our executive officers, the effect of any current or future litigation proceedings on the Company, the effect of any of such changes on the Company’s business or the markets in which we operate and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Consolidated Operations:
Total revenue	$252,381	$247,979	$520,473	$498,913
Net revenue	180,847	181,238	366,437	360,656
Total operating expenses	148,647	145,344	290,758	280,290
Income from operations	$32,200	$35,894	$75,679	$80,366
Income before income taxes	27,385	32,698	65,674	73,688
Net Income	$16,819	$20,137	$41,045	$45,948
Less: Net income attributable to the noncontrolling interest	(212)	-	$(527)	$-
Net Income Attributable to Cash America International, Inc.	$16,607	$20,137	$40,518	$45,948

Earnings per share:
Net Income attributable to Cash America International, Inc. common stockholders:
Basic	$0.56	$0.69	$1.36	$1.57
Diluted	$0.54	$0.67	$1.33	$1.53
Weighted average shares:
Basic	29,804	29,326	29,785	29,348
Diluted	30,515	30,094	30,467	30,103

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30,		December 31,
	2009	2008	2008
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$26,323	$29,963	$30,005
Pawn loans	176,313	142,211	168,747
Cash advances, net	89,810	85,492	83,850
Merchandise held for disposition, net	102,164	96,807	109,493
Finance and service charges receivable	33,314	27,009	33,063
Income taxes recoverable	-	-	2,606
Other receivables and prepaid expenses	17,169	14,297	15,480
Deferred tax assets	21,644	22,271	22,037
Total current assets	466,737	418,050	465,281
Property and equipment, net	187,343	172,785	185,887
Goodwill	493,848	403,886	494,192
Intangible assets, net	30,454	21,423	35,428
Other assets	8,243	7,545	5,722
Total assets	$1,186,625	$1,023,689	$1,186,510

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$66,534	$62,908	$79,759
Accrued supplemental acquisition payment	-	56,000	47,064
Customer deposits	9,778	8,673	8,814
Income taxes currently payable	1,324	2,284	-
Current portion of long-term debt	14,306	8,500	15,810
Total current liabilities	91,942	138,365	151,447
Deferred tax liabilities	38,763	23,421	27,575
Noncurrent income tax payable	4,059	-	3,050
Other liabilities	3,602	2,025	2,359
Long-term debt	415,491	323,146	422,344
Total liabilities	553,857	486,957	606,775

Stockholders’ equity:
Cash America International, Inc. equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024	3,024
Additional paid-in capital	168,197	162,977	160,007
Retained earnings	478,706	407,086	440,252
Accumulated other comprehensive loss	608	(1)	(3,964)
Treasury shares, at cost (815,842 shares, 1,222,742 shares and 818,772 shares at June 30, 2009 and 2008 at December 31, 2008, respectively	(23,256)	(36,354)	(24,278)
Total Cash America International, Inc. stockholders’ equity	627,279	536,732	575,041
Noncontrolling interest	5,489	-	4,694
Total stockholders' equity	632,768	536,732	579,735
Total liabilities and stockholders’ equity	$1,186,625	$1,023,689	$1,186,510

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(Unaudited)

Revenue
Finance and service charges	$54,280	$43,390	$107,239	$86,811
Proceeds from disposition of merchandise	110,173	108,089	239,933	224,672
Cash advance fees	84,602	92,849	164,910	178,309
Check cashing fees, royalties and other	3,326	3,651	8,391	9,121
Total Revenue	252,381	247,979	520,473	498,913
Cost of Revenue
Disposed merchandise	71,534	66,741	154,036	138,257
Net Revenue	180,847	181,238	366,437	360,656
Expenses
Operations	86,882	80,529	172,413	161,254
Cash advance loss provision	29,178	34,733	53,952	61,867
Administration	22,194	20,555	43,659	38,511
Depreciation and amortization	10,393	9,527	20,734	18,658
Total Expenses	148,647	145,344	290,758	280,290
Income from Operations	32,200	35,894	75,679	80,366
Interest expense	(5,086)	(3,204)	(10,155)	(6,713)
Interest income	4	76	19	107
Foreign currency transaction gain (loss)	267	(68)	131	(72)
Income before Income Taxes	27,385	32,698	65,674	73,688
Provision for income taxes	10,566	12,561	24,629	27,740
Net Income	16,819	20,137	41,045	45,948
Less: Net income attributable to the noncontrolling interest	(212)	-	(527)	-
Net Income Attributable to Cash America International, Inc.	$16,607	$20,137	$40,518	$45,948
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common stockholders:
Basic	$0.56	$0.69	$1.36	$1.57
Diluted	$0.54	$0.67	$1.33	$1.53
Weighted average common shares outstanding:
Basic	29,804	29,326	29,785	29,348
Diluted	30,515	30,094	30,467	30,103
Dividends declared per common share	$0.035	$0.035	$0.070	$0.070

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008
Location statistics

Pawn segment locations in operation – (f)
Beginning of period, owned	613	485	598	485
Acquired	-	1	1	1
Start-ups	19	1	33	1
End of period, owned	632	487	632	487
Franchise locations at end of period (a)	15	14	15	14
Total pawn lending locations at end of period (a) (f)	647	501	647	501
Average number of owned pawn lending locations (a) (f)	622	486	613	485

Cash advance segment locations in operation (excludes online lending and card services) –
Beginning of period	248	304	248	304
Combined or closed	-	(12)	-	(12)
End of period	248	292	248	292
Average number of cash advance locations	248	300	248	301

Check cashing segment locations –
Company-owned locations at end of period	5	5	5	5
Franchised locations at end of period (a)	123	130	123	130
Total check cashing centers in operation at end of period (a)	128	135	128	135
Combined total of all locations at end of period (a)	1,023	928	1,023	928

Services offered by locations

Pawn lending –
Pawn lending segment:
Domestic	486	487	486	487
Foreign (f)	146	-	146	-
Franchise – domestic (a)	15	14	15	14
Combined pawn lending segment (f)	647	501	647	501
Cash advance segment – storefront operations	111	-	111	-
Total locations offering pawn lending (a) (f)	758	501	758	501

Cash advances –
Cash advance segment – storefront operations	248	292	248	292
Pawn lending segment – domestic	431	432	431	432
Total locations offering cash advances	679	724	679	724

Check cashing –
Check cashing segment
Company-owned locations	5	5	5	5
Franchised locations (a)	123	130	123	130
Total check cashing segment (a)	128	135	128	135
Cash advance segment – storefront operations	248	292	248	292
Pawn lending segment – domestic	381	387	381	387
Total locations offering check cashing (a)	757	814	757	814

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Market coverage
Market coverage for pawn lending segment at end of period
States in the U.S.	22	22	22	22
Foreign countries (f)	1	-	1	-
Market coverage for cash advance segment at end of period
States and other jurisdictions in the U.S.
Storefront	6	7	6	7
Online	32	33	32	33
Card services	52	-	52	-
Foreign countries
Online	2	1	2	1
Pawn Lending Activities
Annualized yield on pawn loans -
Pawn lending segment:
Domestic	133.2%	129.3%	133.1%	131.0%
Foreign (f)	145.3%	-%	151.1%	-%
Combined pawn lending segment (f)	134.6%	129.3%	135.1%	131.0%
Cash advance segment – storefront operations	114.8%	-%	104.2%	-%
Combined annualized yield on pawn loans (f)	134.5%	129.3%	135.0%	131.0%
Amount of pawn loans written and renewed -
Pawn lending segment:
Domestic	$159,088	$149,347	$295,120	$281,328
Foreign (f)	19,305	-	26,226	-
Combined pawn lending segment (f)	$178,393	$149,347	$321,346	$281,328
Cash advance segment – storefront operations	1,161	-	1,233	-
Combined amount of pawn loans written and renewed (f)	$179,554	$149,347	$322,579	$281,328
Average pawn loan balance outstanding -
Pawn lending segment:
Domestic	$142,239	$135,014	$142,021	$133,239
Foreign (f)	19,113	-	17,871	-
Combined pawn lending segment (f)	$161,352	$135,014	$159,892	$133,239
Cash advance segment – storefront operations	531	-	304	-
Combined average pawn loan balance outstanding (f)	$161,883	$135,014	$160,196	$133,239
Ending pawn loan balance -
Pawn lending segment:
Domestic	$154,583	$142,211	$154,583	$142,211
Foreign (f)	20,728	-	20,728	-
Combined pawn lending segment (f)	$175,311	$142,211	$175,311	$142,211
Cash advance segment – storefront operations	1,002	-	1,002	-
Combined ending pawn loan balance per location offering pawn loans (f)	$176,313	$142,211	$176,313	$142,211
Ending pawn loan balance per location offering pawn loans --
Pawn lending segment :
Domestic	$318	$292	$318	$292
Foreign (f)	$142	$-	$142	$-
Combined pawn lending segment (f)	$277	$292	$277	$292
Cash advance segment - storefront operations	$9	$-	$9	$-
Combined ending pawn loan balance per location offering pawn loans (f)	$237	$292	$237	$292

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2009		2008		2009		2008
Average pawn loan amount at end of period (not in thousands) -
Pawn lending segment:
Domestic	$120		$119		$120		$119
Foreign (f)	$102		$-		$102		$-
Combined pawn lending segment (f)	$117		$119		$117		$119
Cash advance segment – storefront operations	$100		$-		$100		$-
Combined average pawn loan amount at end of period (f)	$117		$119		$117		$119

Disposition of merchandise – domestic –
Profit margin on disposition of merchandise
Pawn lending segment – domestic	35.1%		38.3%		35.8%		38.5%
Cash advance segment – storefront operations	34.9		-		34.2		-
Combined profit margin on disposition of merchandise	35.1%		38.3%		35.8%		38.5%

Disposition of merchandise - pawn lending segment – domestic -
Average annualized merchandise turnover	2.8	x	2.8	x	3.0	x	2.9	x
Average balance of merchandise held for disposition per average	$204		$194		$211		$198
location in operation
Ending balance of merchandise held for disposition per location in	$209		$199		$209		$199
operation

Cash advance activities

Amount of cash advances written --
Funded by the Company
Cash advance segment:
Storefront	$150,788		$150,004		$288,545		$303,066
Internet lending	176,082		188,595		335,546		348,516
Total cash advance segment	$326,870		$338,599		$624,091		$651,582
Pawn lending segment - domestic	14,086		14,182		27,966		28,129
Combined funded by the Company	$340,956		$352,781		$652,057		$679,711

Funded by third-party lenders (a) (b) (e)
Cash advance segment:
Storefront	$20,499		$25,113		$40,613		$50,677
Internet lending	116,190		115,185		222,353		213,728
Card services (e)	25,878		-		45,665		-
Total cash advance segment	$162,567		$140,298		$308,631		$264,405
Pawn lending segment - domestic	30,368		37,779		61,132		75,775
Combined funded by third-party lenders (a) (b) (e)	$192,935		$178,077		$369,763		$340,180

Aggregate amount of cash advances written - (a) (c)
Cash advance segment:
Storefront	$171,287		$175,117		$329,158		$353,743
Internet lending	292,272		303,780		557,899		562,244
Card services (e)	25,878		-		45,665		-
Total cash advance segment	$489,437		$478,897		$932,722		$915,987
Pawn lending segment - domestic	44,454		51,961		89,098		103,904
Combined aggregate amount of cash advances written(a) (c)	$533,891		$530,858		$1,021,820		$1,019,891

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Number of cash advances written (not in thousands) –
Funded by the Company
Cash advance segment:
Storefront	341,393	426,605	651,253	845,202
Internet lending	431,162	441,466	824,340	830,882
Total cash advance segment	772,555	868,071	1,475,593	1,676,084
Pawn lending segment – domestic	43,289	45,595	85,124	90,741
Combined by the Company	815,844	913,666	1,560,717	1,766,825
Funded by third-party lenders (a) (b) (e)
Cash advance segment:
Storefront	34,494	45,347	68,472	91,056
Internet lending	159,807	175,634	303,228	324,581
Card services (e)	174,541	-	299,701	-
Total cash advance segment	368,842	220,981	671,401	415,637
Pawn lending segment - domestic	57,243	81,309	114,125	161,698
Combined by third-party lenders (a) (b) (e)	426,085	302,290	785,526	577,335
Aggregate number of cash advances written - (a) (c)
Cash advance segment:
Storefront	375,887	471,952	719,725	936,258
Internet lending	590,969	617,100	1,127,568	1,155,463
Card services (e)	174,541	-	299,701	-
Total cash advance segment	1,141,397	1,089,052	2,146,994	2,091,721
Pawn lending segment - domestic	100,532	126,904	199,249	252,439
Combined aggregate number of cash advances written (a) (c)	1,241,929	1,215,956	2,346,243	2,344,160
Cash advance customer balances (gross):
Owned by Company (d)
Cash advance segment:
Storefront	$39,740	$41,470	$39,740	$41,470
Internet lending	60,855	64,207	60,855	64,207
Card services (e)	5,245	-	5,245	-
Total cash advance segment	$105,840	$105,677	$105,840	$105,677
Pawn lending segment - domestic	6,133	7,216	6,133	7,216
Combined owned by the Company (d) (e)	$111,973	$112,893	$111,973	$112,893
Owned by third-party lenders (a) (b)
Cash advance segment :
Storefront	$3,912	$4,368	$3,912	$4,368
Internet lending	23,497	21,187	23,497	21,187
Card services (e)	686	-	686	-
Total cash advance segment	$28,095	$25,555	$28,095	$25,555
Pawn lending segment - domestic	6,277	7,205	6,277	7,205
Combined owned by third-party lenders (a) (b)	$34,372	$32,760	$34,372	$32,760
Aggregate cash advance customer balances (gross) - (a) (c)
Cash advance segment:
Storefront	$43,652	$45,838	$43,652	$45,838
Internet lending	84,352	85,394	84,352	85,394
Card services (e)	5,931	-	5,931	-
Total cash advance segment	$133,935	$131,232	$133,935	$131,232
Pawn lending segment - domestic	12,410	14,421	12,410	14,421
Combined aggregate cash advance customer balances (gross) (a) (c)	$146,345	$145,653	$146,345	$145,653

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Average amount per cash advance written (not in thousands) -
Funded by the Company
Cash advance segment:
Storefront	$442	$352	$443	$359
Internet lending	$408	$427	$407	$419
Total cash advance segment	$423	$390	$423	$389
Pawn lending segment - domestic	$325	$311	$329	$310
Combined by the Company	$418	$386	$418	$385

Funded by third-party lenders (a) (b)
Cash advance segment
Storefront	$594	$554	$593	$557
Internet lending	$727	$656	$733	$658
Card services	$148	$-	$152	$-
Total cash advance segment	$441	$635	$460	$636
Pawn lending segment - domestic	$531	$465	$536	$469
Combined by third-party lenders (a) (b)	$453	$589	$471	$589

Aggregate average amount per cash advance written - (a) (c)
Cash advance segment:
Storefront	$456	$371	$457	$378
Internet lending	$495	$492	$495	$487
Card services (e)	$148	$-	$152	$-
Total cash advance segment	$429	$440	$434	$438
Pawn lending segment - domestic	$442	$409	$447	$412
Combined aggregate average amount per cash advance written (a) (c)	$430	$437	$436	$435

Check cashing

Face amount of checks cashed -
Company-owned locations:
Check cashing segment	$5,470	$7,542	$12,173	$15,216
Cash advance segment	29,562	45,402	91,701	111,191
Pawn lending segment	5,311	8,405	13,388	20,261
Combined company-owned locations	40,343	61,349	117,262	146,668
Franchised locations - check cashing segment (a)	237,459	310,073	561,357	672,209
Combined face amount of checks cashed (a)	$277,802	$371,422	$678,619	$818,877

Fees collected from customers -
Company-owned locations:
Check cashing segment	$71	$102	$183	$224
Cash advance segment	734	1,099	2,326	3,115
Pawn lending segment	90	146	256	383
Combined company-owned locations	895	1,347	2,765	3,722
Franchised locations - check cashing segment (a)	3,322	4,297	8,138	9,667
Combined fees collected from customers (a)	$4,217	$5,644	$10,903	$13,389

Fees as a percentage of checks cashed -
Company-owned locations:
Check cashing segment	1.3%	1.4%	1.5%	1.5%
Cash advance segment	2.5	2.4	2.5	2.8
Pawn lending segment	1.7	1.7	1.9	1.9
Combined company-owned locations	2.2	2.2	2.4	2.5
Franchised locations - check cashing segment (a)	1.4	1.4	1.4	1.4
Combined fees as a percentage of checks cashed (a)	1.5%	1.5%	1.6%	1.6%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Average check cashed (not in thousands) –
Company-owned locations:
Check cashing segment	$400	$400	$432	$408
Cash advance segment	486	$463	608	$538
Pawn lending segment	369	$439	447	$501
Combined company-owned locations	454	$451	561	$516
Franchised locations – check cashing segment(a)	411	$440	479	$478
Combined average check cashed(a)	$417	$439	$481	$477

(a)	Non-generally accepted accounting principles accepted in the United States (“GAAP”) presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations. The non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.
(b)	Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.
(c)	Includes (i) cash advances written by the Company, (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, and (iii) cash advances described in footnote (e) below.
(d)	Amounts recorded in the Company’s consolidated financial statements.
(e)	Cash advances issued by a third-party lender utilizing the Company as a processor to process these cash advances under a line of credit offered on certain stored-value and payroll cards issued by such lender. The Company acquires a participation interest in the cash advance receivables generated through this program. Cash advance fees associated with the Company’s card services activities include revenue from the Company’s participation interest in the receivables generated by the third party lender, as well as marketing, processing and other miscellaneous fee income. (Note: the Company did not commence business in the card services distribution channel until the third quarter of 2008).
(f)	Includes Prenda Fácil locations, in which the Company owns an 80% interest.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR LOSSES
(in thousands)

June 30,
2009	2008

Funded by the Company (a)
Active cash advances and fees receivable	$76,404	$71,590
Cash advances and fees in collection	19,174	29,184
Total funded by the Company (a)	95,578	100,774
Funded by third-party lenders (b) (c)
Active cash advances and fees receivable	38,131	32,760
Cash advances and fees in collection	12,636	12,119
Total funded by third-party lenders (b) (c)	50,767	44,879
Combined gross portfolio of cash advances and fees receivable (b) (d)	146,345	145,653
Less: Elimination of cash advances owned by third-party lenders	34,372	32,760
Company-owned cash advances and fees receivable, gross	111,973	112,893
Less: Allowance for losses	22,163	27,401
Cash advances and fees receivable, net	$89,810	$85,492

Three months ended	Six months ended
June 30,	June 30,
2009	2008	2009	2008

Allowance for losses for Company-owned cash advances
Balance at beginning of period	$17,278	$20,815	$21,495	$25,676
Cash advance loss provision	28,641	34,412	54,028	61,386
Charge-offs	(28,215)	(34,859)	(63,141)	(75,681)
Recoveries	4,459	7,033	9,781	16,020

Balance at end of period	$22,163	$27,401	$22,163	$27,401

Accrual for third-party lender-owned cash advances

Balance at beginning of period	$1,522	$1,988	$2,135	$1,828
(Decrease) increase in loss provision	537	321	(76)	481

Balance at end of period	$2,059	$2,309	$2,059	$2,309

Combined statistics (d)

Combined cash advance loss provision	$29,178	$34,733	$53,952	$61,867
Charge-offs (net of recoveries)	23,756	27,826	53,360	59,661
Combined cash advance loss provision as a % of combined cash advances written (b)	5.5%	6.5%	5.3%	6.1%
Charge-offs (net of recoveries) as a % of combined cash advances written (b)	4.4%	5.2%	5.2%	5.8%
Combined allowance for losses and accrued third-party lender losses as a % of combined gross portfolio (b)	16.6%	20.4%	16.6%	20.4%

(a)	Cash advances written by the Company for its own account in pawn locations, cash advance locations, and through the internet distribution channel.
(b)	Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Each non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.
(c)	Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn locations, cash advance locations and through the internet distribution channel.
(d)	Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s internet distribution channel.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED JUNE 30, 2009 AND 2008
(in thousands)

	Pawn	Cash	Check
	Lending (1)	Advance (2)	Cashing	Consolidated

Three Months Ended June 30, 2009
Revenue
Finance and service charges	$54,128	$152	$-	$54,280
Proceeds from disposition of merchandise	107,857	2,316	-	110,173
Cash advance fees	7,229	77,373	-	84,602
Check cashing fees, royalties and other	917	1,755	654	3,326
Total revenue	170,131	81,596	654	252,381
Cost of revenue – disposed merchandise	70,026	1,508	-	71,534
Net revenue	100,105	80,088	654	180,847
Expenses
Operations	58,089	28,514	279	86,882
Cash advance loss provision	1,494	27,684	-	29,178
Administration	10,963	10,984	247	22,194
Depreciation and amortization	7,109	3,221	63	10,393
Total expenses	77,655	70,403	589	148,647
Income from operations	$22,450	$9,685	$65	$32,200

As of June 30, 2009
Total assets	$746,926	$433,242	$6,457	$1,186,625
Goodwill	$209,283	$279,255	$5,310	$493,848

	Pawn	Cash
	Lending (1)	Advance (2)	Check Cashing	Consolidated

Three Months Ended June 30, 2008
Revenue
Finance and service charges	$43,390	$-	$-	$43,390
Proceeds from disposition of merchandise	108,089	-	-	108,089
Cash advance fees	8,645	84,204	-	92,849
Check cashing fees, royalties and other	985	1,828	838	3,651
Total revenue	161,109	86,032	838	247,979
Cost of revenue – disposed merchandise	66,741	-	-	66,741
Net revenue	94,368	86,032	838	181,238
Expenses
Operations	52,493	27,727	309	80,529
Cash advance loss provision	2,677	32,056	-	34,733
Administration	10,882	9,338	335	20,555
Depreciation and amortization	5,939	3,527	61	9,527
Total expenses	71,991	72,648	705	145,344
Income from operations	$22,377	$13,384	$133	$35,894

As of June 30, 2008
Total assets	$610,568	$406,255	$6,866	$1,023,689
Goodwill	$144,003	$254,573	$5,310	$403,886

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(in thousands)

	Pawn	Cash	Check
	Lending (1)	Advance (2)	Cashing	Consolidated
Six Months Ended June 30, 2009
Revenue
Finance and service charges	$107,082	$157	$-	$107,239
Proceeds from disposition of merchandise	235,859	4,074	-	239,933
Cash advance fees	14,807	150,103	-	164,910
Check cashing fees, royalties and other	1,953	4,852	1,586	8,391
Total revenue	359,701	159,186	1,586	520,473

Cost of revenue – disposed merchandise	151,355	2,681	-	154,036
Net revenue	208,346	156,505	1,586	366,437
Expenses
Operations	115,685	56,114	614	172,413
Cash advance loss provision	2,716	51,236	-	53,952
Administration	22,713	20,457	489	43,659
Depreciation and amortization	14,206	6,382	146	20,734
Total expenses	155,320	134,189	1,249	290,758
Income from operations	$53,026	$22,316	$337	$75,679

	Pawn	Cash	Check
	Lending (1)	Advance (2)	Cashing	Consolidated

Six Months Ended June 30, 2008
Revenue
Finance and service charges	$86,811	$-	$-	$86,811
Proceeds from disposition of merchandise	224,672	-	-	224,672
Cash advance fees	17,930	160,379	-	178,309
Check cashing fees, royalties and other	1,998	5,265	1,858	9,121
Total revenue	331,411	165,644	1,858	498,913
Cost of revenue – disposed merchandise	138,257	-	-	138,257
Net revenue	193,154	165,644	1,858	360,656
Expenses
Operations	106,404	54,158	692	161,254
Cash advance loss provision	4,942	56,925	-	61,867
Administration	21,554	16,409	548	38,511
Depreciation and amortization	11,530	7,003	125	18,658
Total expenses	144,430	134,495	1,365	280,290
Income from operations	$48,724	$31,149	$493	$80,366

(1)	The Pawn Lending segment is composed of the Company’s domestic pawn lending operations and its foreign pawn lending operations in Mexico operating under the name “Prenda Fácil”. The following tables summarize the results from each channel’s contributions to the Pawn Lending segment for the three and six months ended June 30, 2009 and 2008 (the average exchange rate of MXP to USD was 13.308 and 13.926 for the three and six month periods):

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED JUNE 30, 2009 AND 2008
(in thousands)
			Total Pawn
	Domestic	Foreign	Lending

Three Months Ended June 30, 2009
Revenue
Finance and service charges	$47,221	$6,907	$54,128
Proceeds from disposition of merchandise	107,857	-	107,857
Cash advance fees	7,229	-	7,229
Check cashing fees, royalties and other	852	65	917
Total revenue	163,159	6,972	170,131
Cost of revenue – disposed merchandise	70,026	-	70,026
Net revenue	93,133	6,972	100,105
Expenses
Operations	54,962	3,127	58,089
Cash advance loss provision	1,494	-	1,494
Administration	9,389	1,574	10,963
Depreciation and amortization	6,206	903	7,109
Total expenses	72,051	5,604	77,655
Income from operations	$21,082	$1,368	$22,450

			Total Pawn
	Domestic	Foreign	Lending

Three Months Ended June 30, 2008
Revenue
Finance and service charges	$43,390	$-	$43,390
Proceeds from disposition of merchandise	108,089	-	108,089
Cash advance fees	8,645	-	8,645
Check cashing fees, royalties and other	985	-	985
Total revenue	161,109	-	161,109
Cost of revenue – disposed merchandise	66,741	-	66,741
Net revenue	94,368	-	94,368
Expenses
Operations	52,493	-	52,493
Cash advance loss provision	2,677	-	2,677
Administration	10,882	-	10,882
Depreciation and amortization	5,939	-	5,939
Total expenses	71,991	-	71,991
Income from operations	$22,377	$-	$22,377

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(in thousands)

			Total Pawn
	Domestic	Foreign	Lending

Six Months Ended June 30, 2009
Revenue
Finance and service charges	$93,712	$13,370	$107,082
Proceeds from disposition of merchandise	235,859	-	235,859
Cash advance fees	14,807	-	14,807
Check cashing fees, royalties and other	1,819	134	1,953
Total revenue	346,197	13,504	359,701
Cost of revenue – disposed merchandise	151,355	-	151,355
Net revenue	194,842	13,504	208,346
Expenses
Operations	110,147	5,538	115,685
Cash advance loss provision	2,716	-	2,716
Administration	19,659	3,054	22,713
Depreciation and amortization	12,475	1,731	14,206
Total expenses	144,997	10,323	155,320
Income from operations	$49,845	$3,181	$53,026

			Total Pawn
	Domestic	Foreign	Lending

Six Months Ended June 30, 2008
Revenue
Finance and service charges	$86,811	$-	$86,811
Proceeds from disposition of merchandise	224,672	-	224,672
Cash advance fees	17,930	-	17,930
Check cashing fees, royalties and other	1,998	-	1,998
Total revenue	331,411	-	331,411
Cost of revenue – disposed merchandise	138,257	-	138,257
Net revenue	193,154	-	193,154
Expenses
Operations	106,404	-	106,404
Cash advance loss provision	4,942	-	4,942
Administration	21,554	-	21,554
Depreciation and amortization	11,530	-	11,530
Total expenses	144,430	-	144,430
Income from operations	$48,724	$-	$48,724

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED JUNE 30, 2009 AND 2008
(in thousands)

(2) The Cash Advance segment is composed of three distribution channels - a multi-unit “storefront” platform, an online, internet based lending platform, and a card services business. The following tables summarize the results from each channel’s contributions to the Cash Advance segment for the three and six months ended June 30, 2009 and 2008:

		Internet	Card	Total Cash
Three Months Ended June 30, 2009	Storefront	Lending	Services	Advance
Revenue
Finance and service charges	$152	$-	$-	$152
Proceeds from disposition of merchandise	2,316	-	-	2,316
Cash advance fees	20,101	54,854	2,418	77,373
Check cashing fees, royalties and other	1,365	388	2	1,755
Total revenue	23,934	55,242	2,420	81,596
Cost of revenue – disposed merchandise	1,508	-	-	1,508
Net revenue	22,426	55,242	2,420	80,088
Expenses
Operations	14,830	12,893	791	28,514
Cash advance loss provision	3,064	23,519	1,101	27,684
Administration	2,511	8,283	190	10,984
Depreciation and amortization	1,352	1,735	134	3,221
Total expenses	21,757	46,430	2,216	70,403
Income from operations	$669	$8,812	$204	$9,685

		Internet	Card	Total Cash
Three Months Ended June 30, 2008	Storefront	Lending	Services	Advance
Revenue
Cash advance fees	$27,427	$56,777	$-	$84,204
Check cashing fees, royalties and other	1,824	4	-	1,828
Total revenue	29,251	56,781	-	86,032
Expenses
Operations	16,993	10,734	-	27,727
Cash advance loss provision	6,664	25,392	-	32,056
Administration	2,939	6,399	-	9,338
Depreciation and amortization	2,380	1,147	-	3,527
Total expenses	28,976	43,672	-	72,648
Income from operations	$275	$13,109	$-	$13,384

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(in thousands)

		Internet	Card	Total Cash
Six Months Ended June 30, 2009	Storefront	Lending	Services	Advance
Revenue
Finance and service charges	$157	$-	$-	$157
Proceeds from disposition of merchandise	4,074	-	-	4,074
Cash advance fees	39,235	106,610	4,258	150,103
Check cashing fees, royalties and other	4,252	596	4	4,852
Total revenue	47,718	107,206	4,262	159,186

Cost of revenue – disposed merchandise	2,681	-	-	2,681
Net revenue	45,037	107,206	4,262	156,505
Expenses
Operations	30,198	24,194	1,722	56,114
Cash advance loss provision	5,726	43,671	1,839	51,236
Administration	4,630	15,540	287	20,457
Depreciation and amortization	2,787	3,345	250	6,382
Total expenses	43,341	86,750	4,098	134,189
Income from operations	$1,696	$20,456	$164	$22,316

		Internet	Card	Total Cash
Six Months Ended June 30, 2008	Storefront	Lending	Services	Advance
Revenue
Cash advance fees	$56,120	$104,259	$-	$160,379
Check cashing fees, royalties and other	5,261	4	-	5,265
Total revenue	61,381	104,263	-	165,644
Expenses
Operations	33,874	20,284	-	54,158
Cash advance loss provision	11,010	45,915	-	56,925
Administration	5,341	11,068	-	16,409
Depreciation and amortization	4,805	2,198	-	7,003
Total expenses	55,030	79,465	-	134,495
Income from operations	$6,351	$24,798	$-	$31,149

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INVENTORY AND GROSS PROFIT OPERATING DATA
THREE MONTHS ENDED JUNE 30, 2009 AND 2008

The table below summarizes the age of merchandise held for disposition before valuation allowance of $0.7 million and $1.9 million, respectively, at June 30, 2009 and 2008 (dollars in thousands).

	2009		2008
	Amount	%	Amount	%

Merchandise held for 1 year or less –
Jewelry	$66,882	65.0%	$64,917	65.8%
Other merchandise	27,948	27.2	25,539	25.8

Total merchandise held for 1 year or less	94,830	92.2	90,456	91.6
Merchandise held for more than 1 year –
Jewelry	5,080	4.9	5,232	5.3
Other merchandise	2,954	2.9	3,019	3.1

Total merchandise held for more than 1 year	8,034	7.8	8,251	8.4

Total merchandise held for disposition	$102,864	100.0%	$98,707	100.0%

Non-GAAP Disclosure

In addition to the financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”), the Company provides historical non GAAP financial information. Each non-GAAP financial measure included in the Company’s consolidated financial statements has been indicated by footnote. Each non-GAAP financial measure is provided immediately following its most comparable GAAP amount.

Management uses the non-GAAP financial measures for internal managerial purposes and believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100